Exhibit 99.2

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)

	Quarter Ended							Twelve Months Ended
	Nov 30, 2012	Aug 31, 2012	May 31, 2012	Feb 29, 2012	Nov 30, 2011	November 30, 2012 vs. November 30, 2011		Nov 30, 2012	Nov 30, 2011	2012 vs. 2011
EARNINGS SUMMARY
Interest Income	$1,706	$1,695	$1,656	$1,646	$1,620	$86	5%	$6,703	$6,345	$358	6%
Interest Expense	312	325	341	353	360	(48)	(13%)	1,331	1,485	(154)	(10%)
Net Interest Income	1,394	1,370	1,315	1,293	1,260	134	11%	5,372	4,860	512	11%

Discount/Interchange Revenue	521	533	514	500	489	32	7%	2,069	1,963	106	5%
Rewards	281	268	248	236	215	66	31%	1,034	879	155	18%
Discount and Interchange Revenue, net	240	265	266	264	274	(34)	(12%)	1,035	1,084	(49)	(5%)
Protection Products Revenue	99	104	101	105	107	(8)	(7%)	409	428	(19)	(4%)
Loan Fee Income	83	80	77	85	87	(4)	(5%)	325	338	(13)	(4%)
Transaction Processing Revenue	54	59	52	53	48	6	13%	218	180	38	21%
Other Income	128	86	37	43	30	98	NM	294	175	119	68%
Total Other Income	604	594	533	550	546	58	11%	2,281	2,205	76	3%

Revenue Net of Interest Expense	1,998	1,964	1,848	1,843	1,806	192	11%	7,653	7,065	588	8%

Provision for Loan Losses	338	126	232	152	319	19	6%	848	1,013	(165)	(16%)

Employee Compensation and Benefits	278	274	249	247	229	49	21%	1,048	914	134	15%
Marketing and Business Development	192	161	119	131	144	48	33%	603	537	66	12%
Information Processing & Communications	78	69	72	70	69	9	13%	289	264	25	9%
Professional Fees	115	107	110	100	114	1	1%	432	415	17	4%
Premises and Equipment	20	20	19	17	18	2	11%	76	71	5	7%
Other Expense	117	195	180	112	95	22	23%	604	340	264	78%
Total Other Expense	800	826	749	677	669	131	20%	3,052	2,541	511	20%

Income Before Income Taxes	860	1,012	867	1,014	818	42	5%	3,753	3,511	242	7%
Tax Expense	309	385	330	384	305	4	1%	1,408	1,284	124	10%
Net Income	$551	$627	$537	$630	$513	$38	7%	$2,345	$2,227	$118	5%

Net Income Allocated to Common Stockholders	$541	$621	$532	$624	$508	$33	6%	$2,318	$2,202	$116	5%

Effective Tax Rate	35.9%	38.1%	38.1%	37.8%	37.3%			37.5%	36.6%

Net Interest Margin	9.44%	9.44%	9.31%	9.03%	9.10%	34	bps	9.31%	9.18%	13	bps
ROE	23%	28%	24%	29%	25%			26%	30%

Ending Common Shares Outstanding	498	507	517	530	529	(31)	(6%)	498	529	(31)	(6%)
Weighted Average Common Shares Outstanding	503	513	528	530	532	(29)	(5%)	519	542	(23)	(4%)
Weighted Average Common Shares Outstanding (fully diluted)	504	514	529	531	533	(29)	(5%)	520	543	(23)	(4%)

PER SHARE STATISTICS
Basic EPS	$1.08	$1.21	$1.01	$1.18	$0.95	$0.13	14%	$4.47	$4.06	$0.41	10%
Diluted EPS	$1.07	$1.21	$1.00	$1.18	$0.95	$0.12	13%	$4.46	$4.06	$0.40	10%
Common Stock Price (period end)	$41.61	$38.73	$33.11	$30.01	$23.82	$17.79	75%	$41.61	$23.82	$17.79	75%
Book Value per share	$19.55	$18.02	$17.20	$16.66	$15.59	$3.96	25%	$19.55	$15.59	$3.96	25%

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)

	Quarter Ended							Twelve Months Ended
	Nov 30, 2012	Aug 31, 2012	May 31, 2012	Feb 29, 2012	Nov 30, 2011	November 30, 2012 vs. November 30, 2011		Nov 30, 2012	Nov 30, 2011	2012 vs. 2011
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$827	$963	$820	$962	$776	$51	7%	$3,572	$3,345	$227	7%
Payment Services	33	49	47	52	42	(9)	(21%)	181	166	15	9%
Total	$860	$1,012	$867	$1,014	$818	$42	5%	$3,753	$3,511	$242	7%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	469	476	455	444	439	30	7%	1,844	1,722	122	7%
PULSE Network	1,064	1,125	1,136	996	939	125	13%	4,321	3,824	497	13%
Total	1,533	1,601	1,591	1,440	1,378	155	11%	6,165	5,546	619	11%

NETWORK VOLUME
PULSE Network	$39,376	$40,990	$42,001	$37,577	$33,911	$5,465	16%	$159,944	$140,119	$19,825	14%
Network Partners 1	2,297	2,231	2,189	2,037	1,939	358	18%	8,754	7,533	1,221	16%
Diners Club International 2	7,298	7,041	7,205	7,100	7,469	(171)	(2%)	28,644	29,275	(631)	(2%)
Total Payment Services	48,971	50,262	51,395	46,714	43,319	5,652	13%	197,342	176,927	20,415	12%
Discover Network - Proprietary	27,462	28,085	26,985	26,482	25,926	1,536	6%	109,014	103,527	5,487	5%
Total	$76,433	$78,347	$78,380	$73,196	$69,245	$7,188	10%	$306,356	$280,454	$25,902	9%

1 Network Partners was formerly referred to as Third-Party Issuers. The reference has been changed to better reflect the nature of the volume included. The composition, however, has not changed.

2 Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)

	Quarter Ended
	Nov 30, 2012	Aug 31, 2012	May 31, 2012	Feb 29, 2012	Nov 30, 2011	November 30, 2012 vs. November 30, 2011

BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$12,491	$13,007	$13,567	$12,946	$10,342	$2,149	21%
Total Loan Receivables 1	61,017	59,157	57,058	56,299	57,337	3,680	6%
Allowance for Loan Losses	(1,725)	(1,687)	(1,869)	(1,979)	(2,205)	480	22%
Net Loan Receivables	59,292	57,470	55,189	54,320	55,132	4,160	8%
Premises and Equipment, net	534	520	492	487	483	51	11%
Goodwill and Intangible Assets, net	476	479	440	442	443	33	7%
Other Assets	2,445	2,433	2,395	2,291	2,384	61	3%
Total Assets	$75,238	$73,909	$72,083	$70,486	$68,784	$6,454	9%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$27,948	$27,720	$27,606	$27,346	$26,177	$1,771	7%
Brokered Deposits and Other Deposits	14,207	14,598	13,945	12,802	13,401	806	6%
Deposits	42,155	42,318	41,551	40,148	39,578	2,577	7%
Borrowings	20,013	19,496	19,024	18,754	18,337	1,676	9%
Accrued Expenses and Other Liabilities	3,338	2,949	2,609	2,755	2,627	711	27%
Total Liabilities	65,506	64,763	63,184	61,657	60,542	4,964	8%
Total Equity	9,732	9,146	8,899	8,829	8,242	1,490	18%
Total Liabilities and Stockholders' Equity	$75,238	$73,909	$72,083	$70,486	$68,784	$6,454	9%

BALANCE SHEET STATISTICS
Total Common Equity	$9,172	$9,146	$8,899	$8,829	$8,242	$930	11%
Total Common Equity/Total Assets	12.2%	12.4%	12.3%	12.5%	12.0%
Total Common Equity/Net Loans	15.5%	15.9%	16.1%	16.3%	15.0%

Tangible Assets	$74,762	$73,430	$71,643	$70,044	$68,341	$6,421	9%
Tangible Common Equity 2	$8,696	$8,667	$8,459	$8,387	$7,799	$897	12%
Tangible Common Equity/Tangible Assets 2	11.6%	11.8%	11.8%	12.0%	11.4%
Tangible Common Equity/Net Loans 2	14.7%	15.1%	15.3%	15.4%	14.1%
Tangible Common Equity per share 2	$17.47	$17.08	$16.35	$15.82	$14.75	$2.72	18%

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	16.8%	17.1%	17.3%	17.6%	16.5%
Tier 1 Risk Based Capital Ratio	14.4%	13.9%	14.0%	14.3%	13.2%
Tier 1 Common Capital Ratio 3	13.6%	13.9%	14.0%	14.3%	13.2%
Tier 1 Leverage Ratio	12.6%	11.9%	11.9%	12.1%	11.5%

LIQUIDITY
Liquidity Portfolio	$9,625	$12,084	$11,279	$12,097	$8,548	$1,077	13%
Undrawn Credit Facilities 4	16,990	16,912	16,271	15,634	17,602	(612)	(3%)
Total Liquidity	$26,615	$28,996	$27,550	$27,731	$26,150	$465	2%

1 Effective November 30, 2012 the Company began including confirmed card transactions as part of loans in process, which resulted in a $365 million increase to ending card receivables for the fourth quarter. Comparable periods have not been adjusted in the financial supplement to reflect this change.

2 Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

3 Tier 1 Common Capital Ratio is calculated using tier 1 common capital, a non-GAAP measure. The Company believes the tier 1 common capital ratio is meaningful to investors to assess the quality and composition of the Company’s capital. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

4 Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)

	Quarter Ended							Twelve Months Ended
	Nov 30, 2012	Aug 31, 2012	May 31, 2012	Feb 29, 2012	Nov 30, 2011	November 30, 2012 vs. November 30, 2011		Nov 30, 2012	Nov 30, 2011	2012 vs. 2011
TOTAL LOAN RECEIVABLES
Ending Loans 1, 2, 3	$61,017	$59,157	$57,058	$56,299	$57,337	$3,680	6%	$61,017	$57,337	$3,680	6%
Average Loans 1, 2	$59,343	$57,721	$56,180	$57,606	$55,539	$3,804	7%	$57,708	$52,943	$4,765	9%

Interest Yield	11.39%	11.50%	11.55%	11.36%	11.56%	(17)	bps	11.45%	11.85%	(40)	bps
Net Principal Charge-off Rate	2.03%	2.12%	2.42%	2.64%	2.81%	(78)	bps	2.30%	3.99%	(169)	bps
Net Principal Charge-off Rate excluding PCI Loans 4	2.21%	2.32%	2.66%	2.90%	3.05%	(85)	bps	2.52%	4.24%	(172)	bps
Delinquency Rate (over 30 days) 4	1.75%	1.71%	1.81%	2.08%	2.30%	(55)	bps	1.75%	2.30%	(55)	bps
Delinquency Rate (over 90 days) 4	0.83%	0.81%	0.91%	1.08%	1.14%	(31)	bps	0.83%	1.14%	(31)	bps
Net Principal Charge-off Dollars	$300	$308	$342	$378	$387	($87)	(22%)	$1,328	$2,112	($784)	(37%)
Net Interest and Fee Charge-off Dollars	$88	$92	$110	$123	$128	($40)	(31%)	$412	$695	($284)	(41%)
Loans Delinquent Over 30 Days 4	$983	$931	$941	$1,066	$1,200	($217)	(18%)	$983	$1,200	($217)	(18%)
Loans Delinquent Over 90 Days 4	$468	$441	$474	$554	$596	($128)	(21%)	$468	$596	($128)	(21%)

Allowance for Loan Loss (period end)	$1,725	$1,687	$1,869	$1,979	$2,205	($480)	(22%)	$1,725	$2,205	($480)	(22%)
Change in Loan Loss Reserves	$38	($182)	($110)	($226)	($68)	$106	156%	($480)	($1,099)	$619	56%
Reserve Rate 5	2.83%	2.85%	3.28%	3.51%	3.85%	(102)	bps	2.83%	3.85%	(102)	bps
Reserve Rate Excluding PCI Loans 4, 5	3.07%	3.11%	3.59%	3.87%	4.23%	(116)	bps	3.07%	4.23%	(116)	bps

CREDIT CARD LOANS
Ending Loans 3	$49,642	$48,124	$46,610	$45,918	$46,639	$3,003	6%	$49,642	$46,639	$3,003	6%
Average Loans	$48,122	$47,067	$45,772	$46,919	$45,756	$2,366	5%	$46,967	$45,205	$1,762	4%

Interest Yield	12.16%	12.27%	12.35%	12.21%	12.36%	(20)	bps	12.25%	12.51%	(26)	bps
Net Principal Charge-off Rate	2.29%	2.43%	2.79%	3.07%	3.24%	(95)	bps	2.64%	4.50%	(186)	bps
Delinquency Rate (over 30 days)	1.86%	1.81%	1.91%	2.22%	2.39%	(53)	bps	1.86%	2.39%	(53)	bps
Delinquency Rate (over 90 days)	0.91%	0.89%	0.99%	1.18%	1.20%	(29)	bps	0.91%	1.20%	(29)	bps
Net Principal Charge-off Dollars	$274	$287	$322	$358	$370	($96)	(26%)	$1,240	$2,036	($796)	(39%)
Loans Delinquent Over 30 Days	$925	$870	$890	$1,019	$1,117	($192)	(17%)	$925	$1,117	($192)	(17%)
Loans Delinquent Over 90 Days	$451	$427	$459	$540	$560	($109)	(19%)	$451	$560	($109)	(19%)

Allowance for Loan Loss (period end)	$1,554	$1,522	$1,713	$1,835	$2,070	($516)	(25%)	$1,554	$2,070	($516)	(25%)
Change in Loan Loss Reserves	$32	($191)	($122)	($235)	($84)	$116	138%	($516)	($1,139)	$623	55%
Reserve Rate	3.13%	3.16%	3.68%	4.00%	4.44%	(131)	bps	3.13%	4.44%	(131)	bps

Total Discover Card Volume	$28,940	$29,763	$28,140	$27,370	$26,946	$1,994	7%	$114,213	$108,087	$6,126	6%
Discover Card Sales Volume	$26,533	$27,202	$26,115	$25,604	$25,033	$1,500	6%	$105,454	$100,138	$5,316	5%

1 Total Loans includes mortgages and other loans.

2 Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

3 Effective November 30, 2012 the Company began including confirmed card transactions as part of loans in process, which resulted in a $365 million increase to ending card receivables for the fourth quarter. Comparable periods have not been adjusted in the financial supplement to reflect this change.

4 Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

5 The Reserve Rate includes federal student loans held for sale.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)

	Quarter Ended							Twelve Months Ended
	Nov 30, 2012	Aug 31, 2012	May 31, 2012	Feb 29, 2012	Nov 30, 2011	November 30, 2012 vs. November 30, 2011		Nov 30, 2012	Nov 30, 2011	2012 vs. 2011

FEDERAL STUDENT LOANS
Ending Loans	$-	$-	$-	$-	$715	($715)	(100%)	$-	$715	($715)	(100%)

PRIVATE STUDENT LOANS
Ending Loans	$7,744	$7,620	$7,504	$7,571	$7,318	$426	6%	$7,744	$7,318	$426	6%
Ending PCI Loans 1	$4,744	$4,867	$4,995	$5,124	$5,250	($506)	(10%)	$4,744	$5,250	($506)	(10%)

Interest Yield	6.51%	6.49%	6.43%	6.35%	6.81%	(30)	bps	6.44%	7.18%	(74)	bps
Net Principal Charge-off Rate	0.36%	0.25%	0.22%	0.15%	0.14%	22	bps	0.25%	0.17%	8	bps
Net Principal Charge-off Rate excluding PCI Loans 2	0.95%	0.73%	0.67%	0.49%	0.45%	50	bps	0.73%	0.48%	25	bps
Delinquency Rate (over 30 days) 2	1.07%	1.28%	1.02%	0.93%	0.63%	44	bps	1.07%	0.63%	44	bps

Reserve Rate	0.94%	0.90%	0.87%	0.72%	0.72%	22	bps	0.94%	0.72%	22	bps
Reserve Rate Excluding PCI Loans 2	2.43%	2.48%	2.61%	2.23%	2.55%	(12)	bps	2.43%	2.55%	(12)	bps

PERSONAL LOANS
Ending Loans	$3,272	$3,114	$2,916	$2,784	$2,648	$624	24%	$3,272	$2,648	$624	24%

Interest Yield	12.39%	12.41%	12.31%	12.26%	12.12%	27	bps	12.35%	11.94%	41	bps
Net Principal Charge-off Rate	2.36%	2.14%	2.24%	2.59%	2.58%	(22)	bps	2.33%	3.02%	(69)	bps
Delinquency Rate (over 30 days)	0.76%	0.74%	0.79%	0.81%	0.87%	(11)	bps	0.76%	0.87%	(11)	bps

Reserve Rate	2.99%	3.09%	3.12%	3.18%	3.10%	(11)	bps	2.99%	3.10%	(11)	bps

1 Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

2 Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)

	Quarter Ended							Twelve Months Ended
	Nov 30, 2012	Aug 31, 2012	May 31, 2012	Feb 29, 2012	Nov 30, 2011	November 30, 2012 vs. November 30, 2011		Nov 30, 2012	Nov 30, 2011	2012 vs. 2011
DIRECT BANKING

Interest Income	$1,706	$1,695	$1,656	$1,646	$1,620	$86	5%	$6,703	$6,345	$358	6%
Interest Expense	312	325	341	353	360	(48)	(13%)	1,331	1,485	(154)	(10%)
Net Interest Income	1,394	1,370	1,315	1,293	1,260	134	11%	5,372	4,860	512	11%
Other Income	520	506	449	464	470	50	11%	1,939	1,907	32	2%
Revenue Net of Interest Expense	1,914	1,876	1,764	1,757	1,730	184	11%	7,311	6,767	544	8%
Provision for Loan Losses	338	126	232	152	319	19	6%	848	1,013	(165)	(16%)
Total Other Expense	749	787	712	643	635	114	18%	2,891	2,409	482	20%
Income Before Income Taxes	$827	$963	$820	$962	$776	$51	7%	$3,572	$3,345	$227	7%

Net Interest Margin	9.44%	9.44%	9.31%	9.03%	9.10%	34	bps	9.31%	9.18%	13	bps
Pretax Return on Loan Receivables	5.60%	6.63%	5.81%	6.72%	5.60%	-	bps	6.19%	6.32%	(13)	bps

PAYMENT SERVICES

Interest Income	$-	$-	$-	$-	$-	$-	NM	$-	$-	$-	NM
Interest Expense	-	-	-	-	-	-	NM	-	-	-	NM
Net Interest Income	-	-	-	-	-	-	NM	-	-	-	NM
Other Income	84	88	84	86	76	8	11%	342	298	44	15%
Revenue Net of Interest Expense	84	88	84	86	76	8	11%	342	298	44	15%
Total Other Expense	51	39	37	34	34	17	50%	161	132	29	22%
Income Before Income Taxes	$33	$49	$47	$52	$42	($9)	(21%)	$181	$166	$15	9%

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding.

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate).

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate).

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding.

Effective Tax Rate represents tax expense divided by income before income taxes.

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period.

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments.

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities.

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period.

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period.

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network.

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. To be considered "well-capitalized," total risk-based, tier 1 risk-based, and tier 1 leverage ratios of 10%, 6% and 5% respectively must be maintained. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. Tier 1 Common Capital Ratio represents tier 1 common capital, a non-GAAP measure, divided by risk-weighted assets. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Reserve Rate represents the allowance for loan losses divided by total loans.

Return on Equity represents net income (annualized) divided by average total equity for the reporting period.

Tangible Assets represents total assets less goodwill and intangibles.

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end).

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding.

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

Undrawn Credit Facilities represents asset-backed conduit funding facilities, committed unsecured credit facility and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio).

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)

	Quarter Ended
	Nov 30, 2012	Aug 31, 2012	May 31, 2012	Feb 29, 2012	Nov 30, 2011
GAAP total common equity	$9,172	$9,146	$8,899	$8,829	$8,242
Less: Goodwill	(286)	(287)	(255)	(255)	(255)
Less: Intangibles	(190)	(192)	(185)	(187)	(188)
Tangible common equity 1	$8,696	$8,667	$8,459	$8,387	$7,799
Effect of certain items in accumulated other comprehensive
income (loss) excluded from tier 1 common capital	121	31	41	49	51
Total tier 1 common capital 2	$8,817	$8,698	$8,500	$8,436	$7,850

GAAP book value per share	$19.55	$18.02	$17.20	$16.66	$15.59
Less: Goodwill	(0.58)	(0.57)	(0.49)	(0.48)	(0.48)
Less: Intangibles	(0.38)	(0.37)	(0.36)	(0.36)	(0.36)
Less: Preferred Stock	(1.12)	0.00	0.00	0.00	0.00
Tangible common equity per share	$17.47	$17.08	$16.35	$15.82	$14.75

1 Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles.  A reconciliation of TCE to common equity, a GAAP financial measure, is shown above.  Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies.  TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the company.

2 Tier 1 common capital, a non-GAAP financial measure, represents common equity and the effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital, less goodwill and intangibles. A reconciliation of tier 1 common capital to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use tier 1 common capital and definitions may vary, so we advise users of this information to exercise caution in comparing tier 1 common capital of different companies. Tier 1 common capital is included to support the tier 1 common capital ratio which is meaningful to investors to assess the quality and composition of the Company’s capital.